NeoGenomics Announces Chief Executive Officer Succession Chris Smith to retire effective April 1, 2025; Board Member Tony Zook named incoming CEO Company reaffirms Fiscal 2024 financial guidance FT. MYERS, Fla., Jan. 10, 2025 – NeoGenomics, Inc. (“NeoGenomics” or the “Company”) (NASDAQ:NEO), a leading oncology testing services company, today announced that Chris Smith will retire as Chief Executive Officer (CEO) and board member effective April 1, 2025. Tony Zook, an independent board member since 2023, will assume the role of CEO at that time. “Chris has provided exceptional leadership for NeoGenomics, joining the Company at a critical time and exceeding all expectations in transforming NeoGenomics into a growth business,” said Lynn Tetrault, Chair of the Board of Directors. “With the Company now well positioned for its next phase of growth, we are excited to have Tony as our incoming CEO. The Board and I believe Tony’s deep healthcare experience, track record of successfully launching and scaling new products, and intimate knowledge of our business as a board member, make him the ideal candidate to lead NeoGenomics going forward.” Since Smith was appointed CEO in August 2022, NeoGenomics has undergone a significant transformation. His strategic vision and execution resulted in eight consecutive quarters of double-digit revenue growth and a recovery from negative $48 million of Adjusted EBITDA in 2022 to positive $37-40 million of Adjusted EBITDA expected in 2024.* Smith deployed a patient and customer centric strategy, which enabled NeoGenomics to serve more than 1.5 million cancer patients during his tenure. Smith will remain with the Company as an advisor throughout the transition to ensure knowledge transfer and continuity. "The transformation in our business occurred faster than anticipated due to the development and execution of our strategy,” said Chris Smith, CEO of NeoGenomics. “We rapidly accelerated revenue and earnings growth, repositioned the company for market leadership, and are well on our way to serving 1 million patients annually by 2028. We now have a robust operational foundation, strong financial position, and experienced leadership team in place, making this an optimal time to transition leadership.” Zook is a partner with Lucius Partners, a specialized healthcare consultancy providing financial, strategic, product development, and operational insights to emerging biopharmaceutical and medical device companies across multiple therapeutic areas. Prior to his extensive consulting work and role as CEO of Innocoll Pharmaceuticals, Zook was Executive Vice President of Global Commercial Operations at AstraZeneca (AZ), where he held global P&L responsibility for all of AZ's brands and markets, representing over $30 billion in revenues. He was also President of MedImmune, AZ's wholly-owned global biologics division, and chaired the Commercial Investment Board, which identified and approved critical investments company-wide. “This is an exciting time to lead NeoGenomics as we build upon our comprehensive testing portfolio and robust operational foundation supporting cancer patients,” said Tony Zook, incoming CEO of NeoGenomics. "Having worked closely with the Board and management, I am confident in the company's long-term growth strategy and our ability to deliver differentiated products and services. I believe this will solidify our leadership position in oncology testing while creating value for shareholders." Exhibit 99.1

*Based on Company’s fiscal year 2024 guidance 2024 Financial Guidance The Company has reaffirmed its full-year 2024 guidance, originally issued on November 5, 2024. For the year ended December 31, 2024, consolidated revenue is expected to be in the range of $655 to $667 million. Net loss is expected to be in the range of $(81) to $(78) million. Adjusted EBITDA is expected to be in the range of $37 to $40 million. About NeoGenomics, Inc. NeoGenomics, Inc. is a premier cancer diagnostics company specializing in cancer genetics testing and information services. We offer one of the most comprehensive oncology-focused testing menus across the cancer continuum, serving oncologists, pathologists, hospital systems, academic centers, and pharmaceutical firms with innovative diagnostic and predictive testing to help them diagnose and treat cancer. Headquartered in Fort Myers, FL, NeoGenomics operates a network of CAP-accredited and CLIA- certified laboratories for full-service sample processing and analysis services throughout the US and a CAP-accredited full-service sample-processing laboratory in Cambridge, United Kingdom. Forward-Looking Statements This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “would,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” “guidance,” “plan,” “potential” and other words of similar meaning, although not all forward-looking statements include these words. This press release includes forward-looking statements. These forward-looking statements address various matters, including statements regarding improving operational efficiency, returning to profitable growth and its ongoing executive recruitment process. Each forward-looking statement contained in this press release is subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the Company's ability to identify and implement appropriate financial and operational initiatives to improve performance, to identify and recruit executive candidates, to continue gaining new customers, offer new types of tests, integrate its acquisitions and otherwise implement its business plan, and the risks identified under the heading "Risk Factors" contained in the Company's Annual Report on Form 10- K, Quarterly Reports on Form 10-Q and the Company's other filings with the Securities and Exchange Commission. We caution investors not to place undue reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document (unless another date is indicated), and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. Investor Contact Kendra Sweeney kendra.sweeney@neogenomics.com Media Contact Andrea Sampson asampson@sampsonprgroup.com